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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 7, 1997


                          KEY FLORIDA BANCORP, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)




          Florida                       0-21967                65-0105205
----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission            (IRS employer
    of incorporation)                 file number)         identification no.)




6016 26th Street West, Suite 1, Bradenton, FL                      34207
----------------------------------------------                  ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (941) 751-4460

                                Not Applicable
           ------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On November 7, 1997, Key Florida Bancorp, Inc. issued a press release announcing that it has entered into a non-binding letter of intent with regards to a proposed merger of Key Florida Bancorp, Inc., with and into Regions Financial Corporation. A copy of the press release is filed with this Form.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired:         None.

(b)      Pro Forma Financial Information:  None

(c)      Exhibits:  99 - Press Release dated November 7, 1997



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  KEY FLORIDA BANCORP, INC.


                                  By: /s/ Stephen R. Jonsson
                                      ----------------------------------------
                                      Stephen R. Jonsson
                                      President and Chief Executive Officer


Date:    November 11, 1997



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